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                                                                    EXHIBIT 10.1

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                                  JULY 16, 2003


         THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made in Medina, Ohio and is entered effective as of July 16, 2003, by and between Corrpro Companies, Inc., an Ohio corporation (the "Company"), and
________________("Executive").

                                   WITNESSETH:
         Whereas, the Company an Executive are party to that Employment Agreement dated as of November 2, 2000 (the "Employment Agreement");

         Whereas, the Company and Executive wish to amend the Employment Agreement to extend the stated term of the Employment Agreement in accordance with this Amendment;

         In consideration of the recitals, the mutual covenants and agreements contained in this Amendment, and other good and valuable consideration, the parties agree as follows:

         Section 1 (a), "Term and Duties," of the Employment Agreement is hereby amended to read:

         (a) Term. The Company shall employ Executive, subject to the provisions of this Agreement, for the period effective November 2, 2000 and ending on March 31, 2005. This Agreement at all times may otherwise be terminated in accordance with the provisions of this Agreement.

Except as amended by this Amendment, all other terms and provisions of the Employment Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                            CORRPRO COMPANIES, INC.

                                   By:
                                            ---------------------------
                                   Its:
                                            ---------------------------
                                                     "COMPANY"


                                            ---------------------------
                                                    "EXECUTIVE"